UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 27, 2001
                                                --------------------------------


                                AMPEX CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                           0-20292                           13-3667696
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(State or Other                 (Commission)                   (I.R.S. Employer
Jurisdiction of                 File Number)                     Identification
Incorporation)                                                             No.)


                    500 Broadway, Redwood City, CA 94063-3199
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                    (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code (415) 367-2011
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.    Other Events

           The Company has been notified by the American Stock Exchange ("Amex") that the Amex is initiating a review of the Company's eligibility for continued listing on the Amex. The Amex has requested the Company to provide certain additional information and financial data concerning the Company's business and financial condition. The Company plans to provide the requested information promptly and to meet with members of the Amex staff to discuss this matter. Pending resolution of its status, the Company's shares of Class A Common Stock will continue to trade on the AMEX.


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be on its behalf by the undersigned hereunto duly authorized.

                                       AMPEX CORPORATION


Date:  May 3, 2001                By:  /s/ Craig L. McKibben
                                       ----------------------------------------
                                       Craig L. McKibben
                                       Vice President, Chief Financial Officer
                                        and Treasurer